Name: Centerbridge Credit Partners General Partner, L.P.
Address: 375 Park Avenue, 11th Floor, New York, New York 10152
Designated Filer: Centerbridge Credit Partners, L.P.
Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNK)
Date of Event Requiring Statement: August 16, 2021
Signature:

CENTERBRIDGE CREDIT PARTNERS GENERAL PARTNER, L.P.

By: Centerbridge Credit Cayman GP Ltd., its general partner

By: /s/ Susanne V. Clark
Name: Susanne V. Clark
Title: Authorized Signatory

Name: Centerbridge Credit Partners Master, L.P.
Address: 375 Park Avenue, 11th Floor, New York, New York 10152
Designated Filer: Centerbridge Credit Partners, L.P.
Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNK)
Date of Event Requiring Statement: August 16, 2021
Signature:

CENTERBRIDGE CREDIT PARTNERS MASTER, L.P.

By: Centerbridge Credit Partners Offshore General Partner, L.P., its general partner
By: Centerbridge Credit Cayman GP Ltd., its general partner

By: /s/ Susanne V. Clark
Name: Susanne V. Clark
Title: Authorized Signatory

Name: Centerbridge Credit Cayman GP Ltd.
Address: 375 Park Avenue, 11th Floor, New York, New York 10152
Designated Filer: Centerbridge Credit Partners, L.P.
Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNK)
Date of Event Requiring Statement: August 16, 2021
Signature:

CENTERBRIDGE CREDIT CAYMAN GP LTD.

By: /s/ Susanne V. Clark
Name: Susanne V. Clark
Title: Authorized Signatory

Name: Centerbridge Credit Partners Offshore General Partner, L.P.
Address: 375 Park Avenue, 11th Floor, New York, New York 10152
Designated Filer: Centerbridge Credit Partners, L.P.
Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNK)
Date of Event Requiring Statement: August 16, 2021
Signature:

CENTERBRIDGE CREDIT PARTNERS OFFSHORE GENERAL PARTNER, L.P

By: Centerbridge Credit Cayman GP Ltd., its general partner

By: /s/ Susanne V. Clark
Name: Susanne V. Clark
Title: Authorized Signatory

Name: Centerbridge Capital Partners II (Cayman), L.P.
Address: 375 Park Avenue, 11th Floor, New York, New York 10152
Designated Filer: Centerbridge Credit Partners, L.P.
Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNK)
Date of Event Requiring Statement: August 16, 2021
Signature:

CENTERBRIDGE CAPITAL PARTNERS II (CAYMAN), L.P.

By: Centerbridge Associates II (Cayman), L.P., its general partner
By: CCP II Cayman GP Ltd., its general partner

By: /s/ Susanne V. Clark
Name: Susanne V. Clark
Title: Authorized Signatory

Name: Centerbridge Capital Partners SBS II (Cayman), L.P.
Address: 375 Park Avenue, 11th Floor, New York, New York 10152
Designated Filer: Centerbridge Credit Partners, L.P.
Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNK)
Date of Event Requiring Statement: August 16, 2021
Signature:

CENTERBRIDGE CAPITAL PARTNERS SBS II (CAYMAN), L.P.

By: CCP II Cayman GP Ltd., its general partner
By: /s/ Susanne V. Clark
Name: Susanne V. Clark
Title: Authorized Signatory

Name: Centerbridge Associates II (Cayman), L.P.
Address: 375 Park Avenue, 11th Floor, New York, New York 10152
Designated Filer: Centerbridge Credit Partners, L.P.
Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNK)
Date of Event Requiring Statement: August 16, 2021
Signature:

CENTERBRIDGE ASSOCIATES II (CAYMAN), L.P.
By: CCP II Cayman GP Ltd., its general partner

By: /s/ Susanne V. Clark
Name: Susanne V. Clark
Title: Authorized Signatory

Name: CCP II Cayman GP Ltd.
Address: 375 Park Avenue, 11th Floor, New York, New York 10152
Designated Filer: Centerbridge Credit Partners, L.P.
Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNK)
Date of Event Requiring Statement: August 16, 2021
Signature:

CCP II CAYMAN GP LTD.

By: /s/ Susanne V. Clark
Name: Susanne V. Clark
Title: Authorized Signatory

Name: Centerbridge Special Credit Partners II AIV IV (Cayman), L.P.
Address: 375 Park Avenue, 11th Floor, New York, New York 10152
Designated Filer: Centerbridge Credit Partners, L.P.
Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNK)
Date of Event Requiring Statement: August 16, 2021
Signature:

CENTERBRIDGE SPECIAL CREDIT PARTNERS II AIV IV (CAYMAN), L.P.

By: Centerbridge Special Credit Partners General Partner II (Cayman), L.P., its general partner
By: CSCP II Cayman GP Ltd., its general partner

By: /s/ Susanne V. Clark
Name: Susanne V. Clark
Title: Authorized Signatory

Name: Centerbridge Special Credit Partners General Partner II (Cayman), L.P.
Address: 375 Park Avenue, 11th Floor, New York, New York 10152
Designated Filer: Centerbridge Credit Partners, L.P.
Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNK)
Date of Event Requiring Statement: August 16, 2021
Signature:

CENTERBRIDGE SPECIAL CREDIT PARTNERS GENERAL PARTNER II (CAYMAN), L.P.

By: CSCP II Cayman GP Ltd., its general partner

By: /s/ Susanne V. Clark
Name: Susanne V. Clark
Title: Authorized Signatory

Name: CSCP II Cayman GP Ltd.
Address: 375 Park Avenue, 11th Floor, New York, New York 10152
Designated Filer: Centerbridge Credit Partners, L.P.
Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNK)
Date of Event Requiring Statement: August 16, 2021
Signature:

CSCP II CAYMAN GP LTD.

By: /s/ Susanne V. Clark
Name: Susanne V. Clark
Title: Authorized Signatory

Name: Jeffrey H. Aronson
Address: 375 Park Avenue, 11th Floor, New York, New York 10152
Designated Filer: Centerbridge Credit Partners, L.P.
Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNK)
Date of Event Requiring Statement: August 16, 2021
Signature:

Jeffrey H. Aronson

/s/ Jeffrey H. Aronson